SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K/A

                          Amendment No. 1 to
                            CURRENT REPORT
                   Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported):
                           October 24, 1997

                      PERSONNEL MANAGEMENT, INC.
        (Exact Name of Registrant as Specified in its Charter)

                               INDIANA
            (State or Other Jurisdiction of Incorporation)

                     0-23144             35-1671569 (I.R.S. Employer
               (Commission File No.)          Identification No.)

          1499 Windhorst Way, Suite 100, Greenwood, Indiana
               (Address of Principal Executive Offices)

                                46143
                              (Zip Code)

                            (317) 888-4400
         (Registrant's Telephone Number, Including Area Code)
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    ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    This Amendment No. 1 is being filed solely for the purpose of filing the attached exhibit as required by Reg. S-K Item
    304(a)(3).


    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         16   Price Waterhouse LLP letter dated November 3, 1997

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    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned, hereunto duly authorized.

    Date:    November 6, 1997.

    PERSONNEL MANAGEMENT, INC.

    By:     /s/ Robert R. Millard
                ----------------------------------------------------
            Robert R. Millard, Vice President of Finance and
            Administration (Principal Financial Officer and
            Authorized Signatory)

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